UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 10, 2005

SOLAR ENERGY LIMITED

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

001-14791 (Commission File Number)	76-0418364 (IRS Employer Identification Number)

Andrew Wallace, Chief Executive Officer and Chief Financial Officer
145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
(Address of principal executive offices)

(604) 669-4771
(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 10, 2005, Solar Energy Limited (“Company”) entered into and completed a Stock Purchase Agreement with Planktos, Inc. (“Planktos”) and Russ George, the sole shareholder of Planktos, in connection with the Company’s acquisition of 100% of the issued and outstanding stock of Planktos.

The Company acquired Planktos as a wholly owned subsidiary for a purchase price of one million five hundred thousand dollars ($1,500,000) in the form of a convertible debenture. The convertible debenture had a 5 year term, bore interest at 5% and was convertible into Company’s shares at 10% below market at any time after twelve (12) months and prior to the expiration of the debenture. The acquisition also committed the Company to assist Planktos in the process of becoming a public company either by reverse acquisition into an existing public entity or through offering assistance with an initial public offering of the common stock Planktos and to advance up to $1,500,000 in the form of loans over twelve months. On November 17, 2005, the Company and Mr. George agreed to amend the terms of the convertible debenture in order to permit Mr. George to convert the $1,500,000 purchase price into shares of Company common stock at any time prior to the expiration of the term of the debenture. Mr. George elected to convert the debenture into shares of the Company’s common stock at $1.00 a share on November 21, 2005.

On August 18, 2005, the Company entered into and completed a Stock Purchase Agreement with D2Fusion Inc. (“D2Fusion”) and Russ George, the sole shareholder of D2Fusion, in connection with the Company’s acquisition of 100% of D2Fusion’s issued and outstanding stock.

The Company acquired D2Fusion as a wholly owned subsidiary for a purchase price of two million dollars ($2,000,000) in the form of a convertible debenture. The convertible debenture had a 5 year term, bore interest at 5% and was convertible into Company’s shares at 10% below market at any time after twelve (12) months and prior to the expiration of the debenture. The acquisition also committed the Company to arrange financing of not less than $2,200,000 and to introduce D2Fusion to the public capital markets for the purpose of raising additional capital in excess of the Company’s financing obligations. On November 17, 2005, the Company and Mr. George agreed to amend the terms of the convertible debenture in order to permit Mr. George to convert the $2,000,000 purchase price into shares of Company common stock at any time prior to the expiration of the term of the debenture. Mr. George elected to convert the debenture into shares of the Company’s common stock at $1.00 a share on November 21, 2005.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

Pro forma financial statements are hereby filed by amendment to two Form 8-Ks filed on August 19, 2005, with the Securities and Exchange Commission.

The following exhibits are filed herewith:

Exhibit No.	Page No.	Description
10(i)	*	Stock Purchase Agreement dated August 10, 2005 between the Company and Planktos (incorporated by reference to the Form 8K, film number 051038897, filed with the Commission on August 19, 2005).
10(ii)	*	Stock Purchase Agreement dated August 18, 2005 between the Company and D2Fusion (incorporated by reference to the Form 8K, film number 051039196, filed with the Commission on August 19, 2005)
99(i)	*	Press Release dated August 12, 2005 announcing the acquisition of Planktos (incorporated by reference to the Form 8K, film number 051038897, filed with the Commission on August 19, 2005).
99(ii)	*	Press Release dated August 19, 2005 announcing the acquisition of D2Fusion (incorporated by reference to the Form 8K, film number 051039196, filed with the Commission on August 19, 2005).
99(iii)	Attached	Pro forma financial statements consolidating the Company with Planktos and D2Fusion for the period ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Solar Energy Limited                                                                          Date

    By: /s/ Andrew Wallace                                                                          June 8, 2006

    Name: Andrew Wallace

    Title: Chief Executive Officer